9. SUPPLEMENTAL INFORMATION RELATING TO OIL AND GAS PRODUCING ACTIVITY	9 Months Ended	12 Months Ended
	Jun. 30, 2012	Sep. 30, 2011
Extractive Industries [Abstract]
9. SUPPLEMENTAL INFORMATION RELATING TO OIL AND GAS PRODUCING ACTIVITY

Results of operations. Results of operations for producing activities consist of all activities for the exploration, production and sale of oil and gas. Net revenues from production include only the revenues from the production and sale of oil and natural gas. Production costs are those incurred to operate and maintain wells and related equipment and facilities used in oil and gas operations. Income tax expense is calculated by applying the current statutory tax rates to the revenues after deducting costs, which include depreciation, depletion and amortization allowances, after giving effect to permanent differences. The results of operations exclude general office overhead and interest expense attributable to oil and gas activities.

	Fiscal Year Ended September 30, 2011	July 19, 2010 (Inception) to September 30, 2010
Net revenues from production
Third-party sales	$1,899,584	$—

Production costs
Lease operating expense	200,742	—
Production taxes	87,217	—
Asset retirement obligation accretion	3,260	—
	291,219	—
Depreciation, depletion and amortization	264,489	—
	1,343,876	—
Income tax expense	455,843	—
Results of operations	$888,033	$—

Costs Incurred in Oil and Gas Property Acquisition, Exploration and Development. Amounts reported as costs incurred include both capitalized costs and costs charged to expense during the year for oil and gas property acquisition, exploration and development activities. Costs incurred also include new asset retirement obligations established in the current year, as well as increases or decreases to the asset retirement obligations resulting from changes to cost estimates during the year. Exploration costs presented below include the costs of drilling and equipping successful exploration wells, as well as dry hole costs, leasehold impairments, geological and geophysical expenses, and the costs of retaining undeveloped leaseholds. Development costs include the costs of drilling and equipping development wells, and construction of related production facilities.

	Fiscal Year Ended September 30, 2011	July 19, 2010 (Inception) to September 30, 2010
Property acquisitions
Unproved	$407,085	$325,668
Proved	259,247	—
Exploration	108,587	3,355
Development	3,084,194	38,510

Total Costs Incurred	$3,859,113	$367,533

Capitalized costs. Capitalized costs include the cost of properties, equipment and facilities for oil and natural-gas producing activities. Capitalized costs for proved properties include costs for oil and natural-gas leaseholds where proved reserves have been identified, development wells, and related equipment and facilities, including development wells in progress. Capitalized costs for unproved properties include costs for acquiring oil and gas leaseholds where no proved reserves have been identified.

	September 30, 2011	September 30, 2010
Capitalized
Unproved properties	$619,679	$367,533
Proved properties	3,606,967	—
	4,226,646	367,533
Less: Accumulated DD&A	264,657	—
Net capitalized costs	$3,961,989	$367,533

Costs Not Being Amortized. The following table sets forth a summary of oil and gas property costs not being amortized at September 30, 2011, by the period in which such costs were incurred. There are no individually significant properties or significant development projects included in costs not being amortized. The majority of the evaluation activities are expected to be completed within five years.

	Total	Fiscal Year Ended September 30, 2011	July 19, 2010 (Inception) to September 30, 2010

Property acquisition costs	$502,224	$259,652	$242,572
Exploration and development	73,882	34,110	39,772
Capitalized interest	43,573	20,962	22,611

Total	$619,679	$314,724	$304,954

Oil and Gas Reserve Information.    Nova Resources, Inc., an independent engineering firm, prepared the estimates of the proved reserves, future production, and income attributable to the leasehold interests as of September 30, 2011. Estimates of Proved Reserves as of September 30, 2010 were prepared by management using the report of Nova Resources, Inc. The estimated proved net recoverable reserves presented below include only those quantities that were expected to be commercially recoverable at prices and costs in effect at the balance sheet dates under the then existing regulatory practices and with conventional equipment and operating methods. Proved Developed Reserves represent only those reserves estimated to be recovered through existing wells. Proved Undeveloped Reserves include those reserves that may be recovered from new wells on undrilled acreage or from existing wells on which a relatively major expenditure for recompletion or secondary recovery operations is required. All of the Company's Proved Reserves are located onshore in the continental United States of America.

Discounted future cash flow estimates like those shown below are not intended to represent estimates of the fair value of oil and gas properties. Estimates of fair value should also consider unproved reserves, anticipated future oil and gas prices, interest rates, changes in development and production costs and risks associated with future production. Because of these and other considerations, any estimate of fair value is subjective and imprecise.

The following table sets forth estimates of the proved oil and gas reserves (net of royalty interests) for the Company and changes therein, for the periods indicated.

Estimated Quantities of Proved Reserves

Oil
(Bbls)
June 21, 2010	—
Purchases of reserves in place	164,950
Production	—
September 30, 2010	164,950
Revisions of prior estimates	34,803
Purchases of reserves in place	362,790
Production	(26,733)

September 30, 2011	535,810

	September 30, 2011	September 30, 2010
Estimated Quantities of Proved Developed Reserves	163,963	31,791
Estimated Quantities of Proved Undeveloped Reserves	371,847	133,159

Standardized Measure of Discounted Future Net Cash Flows.    The Standardized Measure related to proved oil and gas reserves is summarized below. Future cash inflows were computed by applying a twelve month average of the first day of the month prices to estimated future production, less estimated future expenditures (based on year end costs) to be incurred in developing and producing the proved reserves, less estimated future income tax expense. Future income tax expenses are calculated by applying appropriate year-end tax rates to future pretax net cash flows, less the tax basis of properties involved. Future net cash flows are discounted at a rate of 10% annually to derive the standardized measure of discounted future net cash flows. This calculation procedure does not necessarily result in an estimate of the fair market value or the present value of the Company.

Standardized Measure of Oil and Gas

	September 30, 2011	September 30, 2010	June 21, 2010
Future cash inflows	$50,622,329	$13,672,292	$—
Future production costs	(6,273,765)	(1,611,534)	—
Future development costs	(5,557,500)	(2,750,000)	—
Future income taxes	(10,992,652)	(2,381,361)	—

Future net cash flows	27,798,412	6,929,397	—
Discount of future net cash flows at 10% per annum	(5,107,917)	(2,381,915)	—

Standardized measure of discounted future net cash flows	$22,690,495	$4,547,482	$—

The following table sets forth the changes in standardized measure of discounted future net cash flows relating to proved oil and gas reserves for the periods indicated.

Changes in Standardized Measure

	Fiscal Year Ended September 30, 2011	July 19, 2010 (Inception) to September 30, 2010
Sales of oil and gas produced, net of production costs	$(1,608,365)	$—
Purchases of minerals in place	11,457,772	4,547,482
Net changes in prices and production costs	4,459,237	—
Accretion of discount before income taxes	454,748	—
Changes in timing and other	3,379,621	—

Net change	$18,143,013	$4,547,482